UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

August 6, 2020

BLACKLINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21300 Victory Boulevard, 12th Floor

Woodland Hills, California 91367

(Address of principal executive offices) (Zip Code)

(818) 223-9008

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	BL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2020, BlackLine, Inc. (the “Company”) announced that the Company’s board of directors (the “Board”) has elected Marc Huffman, the Company’s current President and Chief Operating Officer, to succeed Therese Tucker as the Company’s Chief Executive Officer, effective as of January 1, 2021 (the “Effective Date”). Ms. Tucker will continue to serve on the Board as Executive Chair.

Mr. Huffman, 50, has served as the Company’s Chief Operating Officer since February 2018, as its President and Chief Operating Officer since February 2020 and as a member of the Board since May 2020. Prior to joining the Company, Mr. Huffman served as President, Worldwide Sales and Distribution of NetSuite Inc., a global cloud ERP software provider (acquired by Oracle Corporation), from April 2014 to February 2018, Senior Vice President of North American Verticals, Channels and APAC of NetSuite from 2010 to April 2014, Senior Vice President of Sales, North America of NetSuite from 2008 to 2010 and Vice President of Sales of NetSuite from December 2003 to 2008. Prior to joining NetSuite, Mr. Huffman served as a director of sales responsible for Canada and the central United States at Oracle Corporation. Currently, Mr. Huffman serves on the board of directors of Channel Advisor Corporation, a provider of software-as-a-service solutions that help retailers and branded manufacturers improve their online performance. Mr. Huffman holds a B.S. with an emphasis on marketing from California State University, Chico.

There are no arrangements or understandings between Mr. Huffman and any other persons pursuant to which he was selected as Chief Executive Officer. There are no family relationships between Mr. Huffman and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. At this time, there are no new compensation arrangements for Mr. Huffman or Ms. Tucker.

A press release announcing the CEO transition is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated August 6, 2020, issued by BlackLine, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: August 6, 2020	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Chief Legal and Administrative Officer

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